Exhibit 99.1

UnionBanCal Corporation Reports Third Quarter Net Income of $124 Million

Third Quarter Highlights:

  Net income was $124 million, down from $187 million for the prior quarter, and down from $172 million for the year-ago quarter.
  Total provision for credit losses was $41 million, compared with a benefit of $15 million for the prior quarter, and a benefit of $13 million for the year-ago quarter. Provision increase from the prior quarter was primarily due to implementation of recently issued regulatory guidance on treatment of certain residential loans and heightened levels of uncertainty in the macroeconomic outlook.
  Solid underlying credit quality metrics. Excluding FDIC covered assets:
    Nonperforming assets at quarter-end were $526 million, or 0.60 percent of total assets, including a $35 million reclassification of performing residential mortgage and consumer loans to nonaccrual status, down from $539 million, or 0.62 percent of total assets, at June 30, 2012.
    Net charge-offs for third quarter were $40 million, or an annualized 0.29 percent of average total loans, including $17 million in residential mortgage and home equity net charge-offs due to implementation of recently issued regulatory guidance, compared with $29 million, or an annualized 0.21 percent of average total loans for prior quarter.
  Net interest margin was 3.32 percent, up from 3.29 percent for the prior quarter, and up from 3.31 percent for the year-ago quarter.
  Average total loans, excluding FDIC covered loans, were $54.7 billion, up from $54.1 billion for the prior quarter, and up from $49.0 billion for the year-ago quarter.
  Core deposits at September 30, 2012, were $55.1 billion, up from $53.4 billion at June 30, 2012, and up from $50.7 billion at September 30, 2011.
  Capital ratios remained strong during the quarter:
    Tier 1 common capital ratio, measured using Basel I risk-weighted assets, was 13.76 percent at September 30, 2012, down 2 basis points from 13.78 percent at June 30, 2012.
    Tangible common equity ratio was 11.46 percent at September 30, 2012, up 42 basis points from 11.04 percent at June 30, 2012.

SAN FRANCISCO--(BUSINESS WIRE)--October 25, 2012--UnionBanCal Corporation (the Company), parent company of San Francisco-based Union Bank, N.A., today reported third quarter 2012 results. Net income for third quarter was $124 million, down from $187 million for the prior quarter, and down from $172 million for the year-ago quarter. The primary driver of the decrease in reported net income from second quarter was a provision for credit losses compared to a benefit for the prior quarter, which was largely due to the implementation of recently issued regulatory guidance. The guidance requires that loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower be charged off to their collateral value and considered nonaccrual, regardless of their delinquency status. Heightened levels of uncertainty in the macroeconomic outlook also contributed to the provision for credit losses. Additionally, noninterest expense increased primarily due to a prepayment fee paid for early extinguishment of wholesale borrowings, which was partially offset by higher gains on the sale of securities in the current quarter, both resulting from strategic securities portfolio rebalancing activities.

Summary of Third Quarter Results

Third Quarter Total Revenue

For third quarter 2012, total revenue (net interest income plus noninterest income) was $843 million, up $9 million, or 1 percent, compared with second quarter 2012. Net interest income decreased 1 percent, and noninterest income increased 8 percent. The net interest margin was 3.32 percent, up slightly compared with 3.29 percent for the prior quarter.

Net interest income for third quarter 2012 was $654 million, down $5 million, or 1 percent, compared with second quarter 2012. The decrease in net interest income was primarily due to a decline in average earning assets related to securities portfolio rebalancing activities that resulted in a modest increase in net interest margin.

Average total loans, excluding FDIC covered loans, increased $518 million, or 1 percent, compared with second quarter 2012, primarily due to growth in commercial and industrial loans and residential mortgage loans. Average FDIC covered loans decreased $170 million, or 21 percent, due to runoff of the portfolio. Average noninterest bearing deposits increased $897 million, or 4 percent. Average interest bearing deposits decreased $976 million, or 2 percent, primarily due to a decrease in time deposits.

For third quarter 2012, noninterest income was $189 million, up $14 million, or 8 percent, compared with second quarter 2012. Noninterest income increased primarily due to higher net gains on the sale of securities due to portfolio rebalancing activities and higher merchant banking fees from higher syndication activities.

Compared with third quarter 2011, total revenue grew $52 million, with net interest income up 8 percent and noninterest income up 2 percent. Net interest income increased $48 million compared with the year-ago quarter, primarily due to growth in both non-FDIC covered loans and securities, as well as a more favorable mix of total earning assets.

Average total loans, excluding FDIC covered loans, increased $5.6 billion, or 11 percent, compared with third quarter 2011, primarily due to growth in commercial and industrial loans and residential mortgage loans. Average FDIC covered loans decreased $550 million, or 47 percent, due to runoff of the portfolio. Average interest bearing deposits increased $2.2 billion, or 5 percent, and average noninterest bearing deposits increased $2.7 billion, or 14 percent.

Noninterest income increased $4 million, or 2 percent, compared with third quarter 2011, primarily due to higher net gains on the sale of securities related to portfolio rebalancing activities in third quarter 2012. Offsets to the securities gains included the impact of amortization adjustments to the FDIC indemnification asset, lower card processing fees due to lower per-transaction fees charged, and lower trust and investment management fees due to the sale of certain business units in first quarter 2012.

Third Quarter Noninterest Expense

Noninterest expense for third quarter 2012 was $638 million, up $39 million, or 7 percent, compared with second quarter 2012. Salaries and employee benefits expense increased $5 million. Non-staff expense increased $34 million, primarily due to a prepayment fee for early extinguishment of wholesale borrowings, recorded in third quarter.

Noninterest expense for third quarter 2012 was up $35 million, or 6 percent, compared with third quarter 2011, primarily due to a prepayment fee for early extinguishment of wholesale borrowings, recorded in third quarter 2012.

Balance Sheet

At September 30, 2012, the Company had total assets of $88.2 billion, down $1.5 billion, or 2 percent, compared with December 31, 2011. Loan growth, excluding FDIC covered loans, of $2.3 billion during the first nine months of 2012 was offset by decreased interest bearing deposits in banks and decreased securities available for sale. On September 30, 2012, the Company transferred certain of its Collateralized Loan Obligation (CLO) debt securities with a carrying value of $1.1 billion from held to maturity to available for sale, due to a significant increase in risk weights under regulatory capital rules proposed by the U.S. federal banking agencies in June 2012. Accordingly, the Company no longer intends to hold these securities to maturity.

At September 30, 2012, total deposits were $65.1 billion, up $0.7 billion, or 1 percent, compared with December 31, 2011. Core deposits at September 30, 2012, were $55.1 billion, up $2.3 billion, or 4 percent, compared with December 31, 2011.

Credit Quality

Reported credit quality metrics for the quarter were impacted by the implementation in third quarter of regulatory guidance that affected residential mortgage and home equity loans to borrowers whose obligations have been discharged in Chapter 7 bankruptcy where the borrower has not reaffirmed the debt. Implementation of the regulatory guidance affected nonperforming loans and net charge-offs as follows:

  $35 million reclassification of performing residential mortgage and consumer loans to nonaccrual status
  $17 million increase in net charge-offs

Nonperforming assets, excluding FDIC covered assets, ended the quarter at $526 million, down from $539 million at June 30, 2102, and down from $690 million at September 30, 2011. The decrease of $13 million, or 2 percent, compared with prior quarter included a $35 million increase in nonaccrual loans resulting from implementation of the regulatory guidance.

Excluding FDIC covered assets, net charge-offs for third quarter 2012 were $40 million, or an annualized 0.29 percent of average total loans for third quarter 2012, up from net charge-offs of $29 million, or an annualized 0.21 percent of average total loans, for second quarter 2012, and down from $43 million, or an annualized 0.36 percent of average total loans for third quarter 2011. The increase of $11 million compared with prior quarter included a $17 million increase in residential mortgage and home equity net charge-offs resulting from implementation of the regulatory guidance.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In third quarter 2012, the provision for loan losses was $45 million and the reversal of provision for losses on off-balance sheet commitments was a benefit of $4 million, for a total provision for credit losses of $41 million for third quarter 2012. This compares with a benefit of $15 million for second quarter 2012. The primary drivers of the higher provision were higher charge-offs in the residential mortgage and consumer loan portfolios due to the recently issued regulatory guidance and heightened levels of uncertainty in the macroeconomic outlook.

The allowance for credit losses as a percent of total loans, excluding FDIC covered loans, was 1.43 percent at September 30, 2012, compared with 1.46 percent at June 30, 2012, and 1.77 percent at September 30, 2011. The allowance for credit losses as a percent of nonaccrual loans, excluding FDIC covered loans, was 155 percent at September 30, 2012, compared with 153 percent at June 30, 2012, and 132 percent at September 30, 2011.

Capital

At September 30, 2012, total stockholder’s equity was $12.4 billion, up $875 million, or 8 percent, since December 31, 2011, and tangible common equity was $9.8 billion, up $924 million, or 10 percent, since December 31, 2011. The Company’s tangible common equity ratio was 11.46 percent at September 30, 2012, up 126 basis points from 10.20 percent at December 31, 2011. The Basel I Tier 1 common and Tier 1 risk-based capital ratios were both 13.76 percent at September 30, 2012. Additionally, the Basel I Total risk-based capital ratio was 15.50 percent at September 30, 2012.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction impact, foreclosed asset expense, (reversal of) provision for losses on off-balance sheet commitments, productivity initiative costs and gains, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger costs related to acquisitions, debt termination fees from balance sheet repositioning, or gains from securities associated with debt termination fees from balance sheet repositioning, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses or credits. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s business results. This press release also includes additional capital ratios (the tangible common equity and Basel I Tier 1 common capital ratios) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of UnionBanCal’s capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $88.2 billion at September 30, 2012. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank operated 402 branches in California, Washington, Oregon, Texas, Illinois, and New York as well as two international offices, on September 30, 2012. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG, NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1

	As of and for the Three Months Ended					Percent Change to September 30, 2012 from
(Dollars in millions)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2012	September 30, 2011
Results of operations:
Net interest income	$654	$659	$653	$640	$606	(1)%	8%
Noninterest income	189	175	202	151	185	8	2
Total revenue	843	834	855	791	791	1	7
Noninterest expense	638	599	614	619	603	7	6
Pre-tax, pre-provision income (1)	205	235	241	172	188	(13)	9
(Reversal of) provision for loan losses	45	(14)	(1)	7	(13)	421	446
Income before income taxes and including noncontrolling interests	160	249	242	165	201	(36)	(20)
Income tax expense	42	67	51	40	33	(37)	27
Net income including noncontrolling interests	118	182	191	125	168	(35)	(30)
Deduct: Net loss from noncontrolling interests	6	5	4	4	4	20	50
Net income attributable to UnionBanCal Corporation (UNBC)	$124	$187	$195	$129	$172	(34)	(28)

Balance sheet (end of period):
Total assets	$88,185	$87,939	$92,323	$89,676	$84,013	-	5
Total securities	22,089	22,890	25,432	24,106	20,962	(3)	5
Total loans held for investment	55,410	54,291	54,322	53,540	50,998	2	9
Core deposits (2)	55,141	53,378	53,125	52,840	50,720	3	9
Total deposits	65,143	63,443	65,089	64,420	60,454	3	8
Long-term debt	5,540	6,444	5,554	6,684	7,064	(14)	(22)
UNBC stockholder's equity	12,437	12,076	11,821	11,562	10,900	3	14

Balance sheet (period average):
Total assets	$87,881	$89,479	$89,449	$87,079	$82,197	(2)	7
Total securities	22,496	24,223	24,265	22,721	19,145	(7)	18
Total loans held for investment	55,285	54,937	54,149	52,365	50,214	1	10
Earning assets	79,137	80,625	80,503	78,007	73,303	(2)	8
Total deposits	64,420	64,499	64,425	62,848	59,580	-	8
UNBC stockholder's equity	12,209	11,905	11,621	11,646	10,708	3	14

Performance ratios:
Return on average assets (3)	0.56%	0.84%	0.88%	0.59%	0.83%
Return on average UNBC stockholder's equity (3)	4.03	6.32	6.75	4.39	6.36
Return on average assets excluding the impact of privatization transaction (3) (4)	0.60	0.90	0.93	0.65	0.90
Return on average stockholder's equity excluding the impact of privatization transaction (3) (4)	5.21	8.18	8.76	5.97	8.65
Efficiency ratio (5)	75.61	71.83	71.86	78.27	76.21
Adjusted efficiency ratio (4) (5)	68.37	66.18	68.76	69.12	66.12
Net interest margin (3) (6)	3.32	3.29	3.27	3.29	3.31

Capital ratios:
Tier 1 risk-based capital ratio (7)	13.76%	13.78%	13.73%	13.82%	13.09%
Total risk-based capital ratio (7)	15.50	15.54	15.77	15.98	15.41
Leverage ratio (7)	12.03	11.58	11.35	11.44	10.96
Tier 1 common capital ratio (7) (8)	13.76	13.78	13.73	13.82	13.09
Tangible common equity ratio (9)	11.46	11.04	10.20	10.20	10.10

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2

	As of and for the Nine Months Ended		Percent Change to September 30, 2012 from
(Dollars in millions)	September 30, 2012	September 30, 2011	September 30, 2011
Results of operations:
Net interest income	$1,966	$1,838	7%
Noninterest income	566	665	(15)
Total revenue	2,532	2,503	1
Noninterest expense	1,851	1,796	3
Pre-tax, pre-provision income (1)	681	707	(4)
(Reversal of) provision for loan losses	30	(209)	114
Income before income taxes and including noncontrolling interests	651	916	(29)
Income tax expense	160	278	(42)
Net income including noncontrolling interests	491	638	(23)
Deduct: Net loss from noncontrolling interests	15	11	36
Net income attributable to UNBC	$506	$649	(22)

Balance sheet (end of period):
Total assets	$88,185	$84,013	5
Total securities	22,089	20,962	5
Total loans held for investment	55,410	50,998	9
Core deposits (2)	55,141	50,720	9
Total deposits	65,143	60,454	8
Long-term debt	5,540	7,064	(22)
UNBC stockholder's equity	12,437	10,900	14

Balance sheet (period average):
Total assets	$88,933	$80,870	10
Total securities	23,657	20,421	16
Total loans held for investment	54,792	49,121	12
Earning assets	80,085	72,128	11
Total deposits	64,448	59,129	9
UNBC stockholder's equity	11,913	10,417	14

Performance ratios:
Return on average assets (3)	0.76%	1.07%
Return on average UNBC stockholder's equity (3)	5.67	8.33
Return on average assets excluding the impact of privatization transaction (3) (4)	0.81	1.14
Return on average stockholders' equity excluding the impact of privatization transaction (3) (4)	7.34	11.11
Efficiency ratio (5)	73.10	71.75
Adjusted efficiency ratio (4) (5)	67.77	65.42
Net interest margin (3) (6)	3.29	3.41

Capital ratios:
Tier 1 risk-based capital ratio (7)	13.76%	13.09%
Total risk-based capital ratio (7)	15.50	15.41
Leverage ratio (7)	12.03	10.96
Tier 1 common capital ratio (7) (8)	13.76	13.09
Tangible common equity ratio (9)	11.46	10.10

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Credit Quality (Unaudited)
Exhibit 3

	As of and for the Three Months Ended						Percent Change to September 30, 2012 from
(Dollars in millions)	September 30, 2012	June 30, 2012	March 31, 2012		December 31, 2011	September 30, 2011	June 30, 2012	September 30, 2011

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$43	$(13)	$1		$7	$(13)	431%	431
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	2	(1)	(2)		-	-	300	100
(Reversal of) provision for losses on off-balance sheet commitments	(4)	(1)	(2)		2	-	(300)	(100)
Total (reversal of) provision for credit losses	$41	$(15)	$(3)		$9	$(13)	373	415
Net loans charged off	$42	$31	$53		$28	$44	35	(5)
Nonperforming assets	637	658	706		782	870	(3)	(27)
Criticized loans held for investment, excluding FDIC covered loans (10)	1,520	1,443	1,620		2,007	2,088	5	(27)
							-	-
Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	1.21%	1.21%	1.30%		1.43%	1.51%
Nonaccrual loans	125.12	118.63	121.35		119.58	105.97
Allowance for credit losses to (11) :
Total loans held for investment	1.43	1.45	1.54		1.68	1.76
Nonaccrual loans	148.80	142.20	144.01		140.46	124.09
Net loans charged off to average total loans held for investment (3)	0.30	0.22	0.40		0.21	0.35
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	1.15	1.21	1.30		1.46	1.70
Nonperforming assets to total assets	0.72	0.75	0.76		0.87	1.04
Nonaccrual loans to total loans held for investment	0.96	1.02	1.07		1.19	1.42

Excluding FDIC covered assets (12):
Allowance for loan losses to:
Total loans held for investment	1.20%	1.22%	1.30%		1.42%	1.51%
Nonaccrual loans	130.29	127.22	129.95		126.26	112.28
Allowance for credit losses to (11) :
Total loans held for investment	1.43	1.46	1.54		1.67	1.77
Nonaccrual loans	155.39	152.64	154.55		148.80	131.92
Net loans charged off to average total loans held for investment (3)	0.29	0.21	0.41		0.21	0.36
Nonperforming assets to total loans held for investment and OREO	0.96	1.01	1.04		1.17	1.38
Nonperforming assets to total assets	0.60	0.62	0.61		0.70	0.83
Nonaccrual loans to total loans held for investment	0.92	0.96	1.00		1.12	1.34

	As of and for the Nine Months Ended		Percent Change to September 30, 2012 from
(Dollars in millions)	September 30, 2012	September 30, 2011	September 30, 2011

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$31	$(207)		115%
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	(1)	(2)		50
(Reversal of) provision for losses on off-balance sheet commitments	(7)	(31)		77
Total (reversal of) provision for credit losses	$23	$(240)		110
Net loans charged off	$126	$208		(39)
Nonperforming assets	637	870		(27)

Credit Ratios:
Net loans charged off to average total loans held for investment (3)	0.31%	0.57%
Nonperforming assets to total assets	0.72	1.04

Excluding FDIC covered assets (12):
Net loans charged off to average total loans held for investment (3)	0.30%	0.58%
Nonperforming assets to total assets	0.60	0.83

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 4

	For the Three Months Ended
(Dollars in millions)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Interest Income
Loans	$621	$621	$606	$603	$576
Securities	129	134	142	134	123
Other	1	-	2	2	3
Total interest income	751	755	750	739	702

Interest Expense
Deposits	56	57	58	57	53
Commercial paper and other short-term borrowings	2	3	3	1	2
Long-term debt	39	36	36	41	41
Total interest expense	97	96	97	99	96

Net Interest Income	654	659	653	640	606
(Reversal of) provision for loan losses	45	(14)	(1)	7	(13)
Net interest income after (reversal of) provision for loan losses	609	673	654	633	619

Noninterest Income
Service charges on deposit accounts	51	52	55	53	51
Securities gains, net	41	28	19	-	1
Trust and investment management fees	29	27	30	31	33
Trading account activities	26	25	31	38	27
Merchant banking fees	24	19	23	22	27
Brokerage commissions and fees	11	11	10	10	12
Card processing fees, net	8	8	8	9	17
Other	(1)	5	26	(12)	17
Total noninterest income	189	175	202	151	185

Noninterest Expense
Salaries and employee benefits	356	351	364	347	348
Net occupancy and equipment	65	64	68	71	64
Professional and outside services	54	47	46	55	55
Intangible asset amortization	20	21	21	32	25
Regulatory assessments	14	16	18	15	14
(Reversal of) provision for losses on
off-balance sheet commitments	(4)	(1)	(2)	2	-
Other	133	101	99	97	97
Total noninterest expense	638	599	614	619	603

Income before income taxes and including noncontrolling interests	160	249	242	165	201
Income tax expense	42	67	51	40	33
Net Income including Noncontrolling Interests	118	182	191	125	168
Deduct: Net loss from noncontrolling interests	6	5	4	4	4

Net Income attributable to UNBC	$124	$187	$195	$129	$172

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 5

	For the Nine Months Ended
(Dollars in millions)	September 30, 2012	September 30, 2011
Interest Income
Loans	$ 1,848	$ 1,700
Securities	405	404
Other	3	6
Total interest income	2,256	2,110

Interest Expense
Deposits	171	159
Commercial paper and other short-term borrowings	8	5
Long-term debt	111	108
Total interest expense	290	272

Net Interest Income	1,966	1,838
(Reversal of) provision for loan losses	30	(209)
Net interest income after (reversal of) provision for loan losses	1,936	2,047

Noninterest Income
Service charges on deposit accounts	158	153
Securities gains, net	88	58
Trust and investment management fees	86	101
Trading account activities	82	88
Merchant banking fees	66	75
Brokerage commissions and fees	32	37
Card processing fees, net	24	50
Other	30	103
Total noninterest income	566	665

Noninterest Expense
Salaries and employee benefits	1,071	1,038
Net occupancy and equipment	197	196
Professional and outside services	147	154
Intangible asset amortization	62	74
Regulatory assessments	48	54
(Reversal of) provision for losses on off-balance sheet commitments	(7)	(31)
Other	333	311
Total noninterest expense	1,851	1,796

Income before income taxes and including noncontrolling interests	651	916
Income tax expense	160	278
Net Income including Noncontrolling Interests	491	638
Deduct: Net loss from noncontrolling interests	15	11

Net Income attributable to UNBC	$ 506	$ 649

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)
Exhibit 6

(Dollars in millions except for per share amount)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Assets
Cash and due from banks	$1,237	$1,396	$1,371	$1,419	$1,277
Interest bearing deposits in banks (includes $8 at September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2012 and $7 at September 30, 2011 related to consolidated variable interest entities (VIEs))	1,703	1,479	3,260	2,764	2,757
Federal funds sold and securities purchased under resale agreements	32	46	8	12	28
Total cash and cash equivalents	2,972	2,921	4,639	4,195	4,062
Trading account assets (includes $3 at September 30, 2012, $34 at June 30, 2012, $3 at March 31, 2012, $14 at December 31, 2011 and $6 at September 30, 2011 of assets pledged as collateral)	1,236	1,237	1,177	1,135	1,120
Securities available for sale	20,907	20,545	23,366	22,833	19,633
Securities held to maturity (Fair value: September 30, 2012, $1,224 June 30, 2012, $2,536; March 31, 2012, $2,278; December 31, 2011, $1,429; and September 30, 2011, $1,474)	1,182	2,345	2,066	1,273	1,329
Loans held for investment:
Loans, excluding FDIC covered loans	54,886	53,593	53,473	52,591	49,904
FDIC covered loans	524	698	849	949	1,094
Total loans held for investment	55,410	54,291	54,322	53,540	50,998
Allowance for loan losses	(668)	(656)	(704)	(764)	(768)
Loans held for investment, net	54,742	53,635	53,618	52,776	50,230
Premises and equipment, net	637	649	663	684	673
Intangible assets, net	298	318	341	360	383
Goodwill	2,457	2,457	2,456	2,457	2,447
FDIC indemnification asset	401	449	521	598	616
Other assets (includes $337 at September 30, 2012, $331 at June 30, 2012, $278 at March 31, 2012, $286 at December 31, 2011 and $290 at September 30, 2011 related to consolidated VIEs)	3,353	3,383	3,476	3,365	3,520
Total assets	$88,185	$87,939	$92,323	$89,676	$84,013

Liabilities
Deposits:
Noninterest bearing	$21,490	$20,777	$20,488	$20,598	$19,630
Interest bearing	43,653	42,666	44,601	43,822	40,824
Total deposits	65,143	63,443	65,089	64,420	60,454
Commercial paper and other short-term borrowings	2,091	3,035	6,680	3,683	2,455
Long-term debt (includes $8 at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011 related to consolidated VIEs)	5,540	6,444	5,554	6,684	7,064
Trading account liabilities	952	976	922	1,040	946
Other liabilities (includes $1 at September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011 and $3 at September 30, 2011 related to consolidated VIEs)	1,763	1,712	1,996	2,019	1,925
Total liabilities	75,489	75,610	80,241	77,846	72,844

Equity
UNBC Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,830 shares issued and outstanding as of September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, and 136,330,829 shares issued and outstanding as of September 30, 2011	136	136	136	136	136
Additional paid-in capital	5,989	5,985	5,992	5,989	5,203
Retained earnings	6,752	6,628	6,441	6,246	6,117
Accumulated other comprehensive loss	(440)	(673)	(748)	(809)	(556)
Total UNBC stockholder's equity	12,437	12,076	11,821	11,562	10,900
Noncontrolling interests	259	253	261	268	269
Total equity	12,696	12,329	12,082	11,830	11,169
Total liabilities and equity	$88,185	$87,939	$92,323	$89,676	$84,013

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 7

	For the Three Months Ended
	September 30, 2012			June 30, 2012
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (3)(6)	Balance	Expense (6)	Rate (3)(6)
Assets
Loans held for investment: (13)
Commercial and industrial	$20,389	$192	3.75%	$20,155	$194	3.86%
Commercial mortgage	8,064	81	4.02	8,276	82	3.97
Construction	650	6	3.76	709	8	4.67
Lease financing	982	10	4.10	1,015	11	4.33
Residential mortgage	21,022	218	4.17	20,357	220	4.31
Home equity and other consumer loans	3,557	34	3.74	3,634	35	3.87
Total loans, excluding FDIC covered loans	54,664	541	3.96	54,146	550	4.07
FDIC covered loans	621	80	51.23	791	73	37.42
Total loans held for investment	55,285	621	4.49	54,937	623	4.55
Securities	22,496	132	2.34	24,223	135	2.22
Interest bearing deposits in banks	941	-	0.24	1,093	-	0.26
Federal funds sold and securities purchased under resale agreements	62	-	0.19	64	-	0.22
Trading account assets	228	1	0.53	175	-	0.57
Other earning assets	125	-	0.15	133	-	0.21
Total earning assets	79,137	754	3.81	80,625	758	3.77
Allowance for loan losses	(657)			(709)
Cash and due from banks	1,258			1,313
Premises and equipment, net	646			659
Other assets	7,497			7,591
Total assets	$87,881			$89,479
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$26,517	15	0.23	$25,646	14	0.22
Savings	5,222	2	0.16	5,311	2	0.16
Time	11,361	39	1.39	13,119	41	1.26
Total interest bearing deposits	43,100	56	0.53	44,076	57	0.52
Commercial paper and other short-term borrowings (14)	2,541	2	0.25	4,691	3	0.26
Long-term debt	5,963	39	2.57	5,679	36	2.54
Total borrowed funds	8,504	41	1.88	10,370	39	1.51
Total interest bearing liabilities	51,604	97	0.75	54,446	96	0.71
Noninterest bearing deposits	21,320			20,423
Other liabilities	2,494			2,445
Total liabilities	75,418			77,314
Equity
UNBC Stockholder's equity	12,209			11,905
Noncontrolling interests	254			260
Total equity	12,463			12,165
Total liabilities and equity	$87,881			$89,479

Net interest income/spread (taxable-equivalent basis)		657	3.06%		662	3.06%
Impact of noninterest bearing deposits			0.22			0.19
Impact of other noninterest bearing sources			0.04			0.04
Net interest margin			3.32			3.29
Less: taxable-equivalent adjustment		3			3
Net interest income		$654			$659

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 8

	For the Three Months Ended
	September 30, 2012			September 30, 2011
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (3)(6)	Balance	Expense (6)	Rate (3)(6)
Assets
Loans held for investment: (13)
Commercial and industrial	$20,389	$192	3.75%	$16,947	$160	3.76%
Commercial mortgage	8,064	81	4.02	7,838	82	4.22
Construction	650	6	3.76	992	12	5.04
Lease financing	982	10	4.10	697	8	4.28
Residential mortgage	21,022	218	4.17	18,818	221	4.70
Home equity and other consumer loans	3,557	34	3.74	3,751	40	4.25
Total loans, excluding FDIC covered loans	54,664	541	3.96	49,043	523	4.26
FDIC covered loans	621	80	51.23	1,171	55	18.60
Total loans held for investment	55,285	621	4.49	50,214	578	4.60
Securities	22,496	132	2.34	19,145	123	2.56
Interest bearing deposits in banks	941	-	0.24	3,610	3	0.25
Federal funds sold and securities purchased under resale agreements	62	-	0.19	61	-	0.03
Trading account assets	228	1	0.53	166	-	0.68
Other earning assets	125	-	0.15	107	-	0.54
Total earning assets	79,137	754	3.81	73,303	704	3.83
Allowance for loan losses	(657)			(785)
Cash and due from banks	1,258			1,254
Premises and equipment, net	646			676
Other assets	7,497			7,749
Total assets	$87,881			$82,197
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$26,517	15	0.23	$23,836	14	0.23
Savings	5,222	2	0.16	5,476	3	0.21
Time	11,361	39	1.39	11,634	36	1.28
Total interest bearing deposits	43,100	56	0.53	40,946	53	0.53
Commercial paper and other short-term borrowings (14)	2,541	2	0.25	2,371	2	0.20
Long-term debt	5,963	39	2.57	7,066	41	2.31
Total borrowed funds	8,504	41	1.88	9,437	43	1.78
Total interest bearing liabilities	51,604	97	0.75	50,383	96	0.76
Noninterest bearing deposits	21,320			18,634
Other liabilities	2,494			2,203
Total liabilities	75,418			71,220
Equity
UNBC Stockholder's equity	12,209			10,708
Noncontrolling interests	254			269
Total equity	12,463			10,977
Total liabilities and equity	$87,881			$82,197

Net interest income/spread (taxable-equivalent basis)		657	3.06%		608	3.07%
Impact of noninterest bearing deposits			0.22			0.20
Impact of other noninterest bearing sources			0.04			0.04
Net interest margin			3.32			3.31
Less: taxable-equivalent adjustment		3			2
Net interest income		$654			$606

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 9

	For the Nine Months Ended
	September 30, 2012			September 30, 2011
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (3)(6)	Balance	Expense (6)	Rate (3)(6)
Assets
Loans held for investment: (13)
Commercial and industrial	$20,066	$573	3.81%	$16,035	$476	3.97%
Commercial mortgage	8,204	248	4.03	7,780	251	4.31
Construction	720	22	4.12	1,148	35	4.11
Lease financing	1,006	32	4.23	748	24	4.20
Residential mortgage	20,396	654	4.28	18,316	662	4.82
Home equity and other consumer loans	3,627	105	3.85	3,785	120	4.26
Total loans, excluding FDIC covered loans	54,019	1,634	4.04	47,812	1,568	4.38
FDIC covered loans	773	219	37.88	1,309	138	14.03
Total loans held for investment	54,792	1,853	4.51	49,121	1,706	4.64
Securities	23,657	409	2.30	20,421	405	2.64
Interest bearing deposits in banks	1,254	2	0.25	2,300	5	0.25
Federal funds sold and securities purchased under resale agreements	62	-	0.21	76	-	0.11
Trading account assets	185	1	0.57	151	1	0.84
Other earning assets	135	-	0.15	59	-	1.03
Total earning assets	80,085	2,265	3.77	72,128	2,117	3.92
Allowance for loan losses	(710)			(985)
Cash and due from banks	1,299			1,236
Premises and equipment, net	659			693
Other assets	7,600			7,798
Total assets	$88,933			$80,870
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$25,926	43	0.22	$24,325	43	0.24
Savings	5,271	6	0.16	5,042	9	0.25
Time	12,636	122	1.29	11,847	107	1.21
Total interest bearing deposits	43,833	171	0.52	41,214	159	0.52
Commercial paper and other short-term borrowings (14)	3,851	8	0.27	2,640	5	0.23
Long-term debt	5,907	111	2.50	6,443	108	2.24
Total borrowed funds	9,758	119	1.62	9,083	113	1.65
Total interest bearing liabilities	53,591	290	0.72	50,297	272	0.72
Noninterest bearing deposits	20,615			17,915
Other liabilities	2,554			1,971
Total liabilities	76,760			70,183
Equity
UNBC Stockholder's equity	11,913			10,417
Noncontrolling interests	260			270
Total equity	12,173			10,687
Total liabilities and equity	$88,933			$80,870

Net interest income/spread (taxable-equivalent basis)		1,975	3.05%		1,845	3.20%
Impact of noninterest bearing deposits			0.20			0.19
Impact of other noninterest bearing sources			0.04			0.02
Net interest margin			3.29			3.41
Less: taxable-equivalent adjustment		9			7
Net interest income		$1,966			$1,838

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)
Exhibit 10

(Dollars in millions)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$20,124	$19,465	$19,429	$19,226	$17,545
Commercial mortgage	8,293	8,188	8,510	8,175	7,927
Construction	678	613	776	870	966
Lease financing	962	994	1,023	965	693
Total commercial portfolio	30,057	29,260	29,738	29,236	27,131
				19,625
Residential mortgage	21,335	20,729	20,081	19,625	19,043
Home equity and other consumer loans	3,494	3,604	3,654	3,730	3,730
Total consumer portfolio	24,829	24,333	23,735	23,355	22,773
Total loans held for investment, excluding FDIC covered loans	54,886	53,593	53,473	52,591	49,904
FDIC covered loans	524	698	849	949	1,094
Total loans held for investment	$55,410	$54,291	$54,322	$53,540	$50,998

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$36	$75	$71	$127	$163
Commercial mortgage	91	101	120	139	206
Construction	-	-	16	16	16
Total commercial portfolio	127	176	207	282	385
Residential mortgage	325	293	301	285	259
Home equity and other consumer loans	52	44	26	24	25
Total consumer portfolio	377	337	327	309	284
Total nonaccrual loans, excluding FDIC covered loans	504	513	534	591	669
FDIC covered loans	30	40	46	47	56
Total nonaccrual loans	534	553	580	638	725

OREO	22	26	24	27	21
FDIC covered OREO	81	79	102	117	124

Total nonperforming assets	$637	$658	$706	$782	$870

Total nonperforming assets, excluding FDIC covered assets	$526	$539	$558	$618	$690

Loans 90 days or more past due and still accruing (15)	$1	$1	$2	$1	$3

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)
Exhibit 11

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Analysis of Allowance for Credit Losses
Balance, beginning of period	$656	$704	$764	$768	$826

(Reversal of) provision for loan losses, excluding FDIC covered loans	43	(13)	1	7	(13)
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	2	(1)	(2)	-	-
Increase (decrease) in allowance covered by FDIC indemnification	8	(3)	(6)	-	-
Other (16)	1	-	-	17	(1)

Loans charged off:
Commercial and industrial	(12)	(10)	(34)	(7)	(20)
Commercial mortgage	(1)	(5)	(6)	(14)	(10)
Construction	-	(11)	-	-	-
Lease financing	-	-	-	(14)	(5)
Total commercial portfolio	(13)	(26)	(40)	(35)	(35)
Residential mortgage	(22)	(9)	(12)	(9)	(12)
Home equity and other consumer loans	(19)	(7)	(11)	(10)	(8)
Total consumer portfolio	(41)	(16)	(23)	(19)	(20)
FDIC covered loans	(3)	(2)	-	-	(2)
Total loans charged off	(57)	(44)	(63)	(54)	(57)

Recoveries of loans previously charged off:
Commercial and industrial	7	8	4	8	5
Commercial mortgage	5	-	3	15	1
Construction	1	5	1	2	4
Total commercial portfolio	13	13	8	25	10
Residential mortgage	-	-	-	-	1
Home equity and other consumer loans	1	-	1	-	1
Total consumer portfolio	1	-	1	-	2
FDIC covered loans	1	-	1	1	1
Total recoveries of loans previously charged off	15	13	10	26	13
Net loans charged off	(42)	(31)	(53)	(28)	(44)

Ending balance of allowance for loan losses	668	656	704	764	768
Allowance for losses on off-balance sheet commitments	126	130	131	133	131
Total allowance for credit losses	$794	$786	$835	$897	$899

Components of allowance for loan losses:

Allowance for loan losses, excluding allowance on FDIC covered loans	$656	$652	$694	$747	$751
Allowance for loan losses on FDIC covered loans	12	4	10	17	17

Total allowance for loan losses	$668	$656	$704	$764	$768

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Securities Available for Sale (Unaudited)
Exhibit 12

	September 30, 2012		June 30, 2012		Fair Value Amount Change from	Fair Value % Change from
(Dollars in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value	June 30, 2012	June 30, 2012

U.S. government sponsored agencies	$ 2,599	$ 2,629	$ 5,393	$ 5,459	$ (2,830)	(52)%
Residential mortgage-backed securities:
U.S. government and government sponsored agencies	11,687	11,970	11,125	11,337	633	6
Privately issued	505	498	653	623	(125)	(20)
Commercial mortgage-backed securities	2,251	2,361	1,503	1,554	807	52
Collateralized loan obligations	1,652	1,590	-	-	1,590	100
Other debt securities	1,804	1,755	1,480	1,486	269	18
Equity securities	104	104	86	86	18	21
Total securities available for sale	$ 20,602	$ 20,907	$ 20,240	$ 20,545	$ 362	2%

UnionBanCal Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 13

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended					For the Nine Months Ended
(Dollars in millions)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	September 30, 2012	September 30, 2011

Net income attributable to UNBC	$124	$187	$195	$129	$172	$506	$649
Net adjustments related to privatization transaction, net of tax	5	7	6	10	10	18	18
Net income attributable to UNBC, excluding impact of privatization transaction	$129	$194	$201	$139	$182	$524	$667

Average total assets	$87,881	$89,479	$89,449	$87,079	$82,197	$88,933	$80,870
Net adjustments related to privatization transaction	2,359	2,377	2,394	2,419	2,442	2,376	2,458
Average total assets, excluding impact of privatization transaction	$85,522	$87,102	$87,055	$84,660	$79,755	$86,557	$78,412
Return on average assets (3)	0.56%	0.84%	0.88%	0.59%	0.83%	0.76%	1.07%
Return on average assets, excluding impact of privatization transaction (3) (4)	0.60	0.90	0.93	0.65	0.90	0.81	1.14

Average UNBC stockholder's equity	$12,209	$11,905	$11,621	$11,646	$10,708	$11,913	$10,417
Net adjustments related to privatization transaction	2,366	2,371	2,375	2,380	2,385	2,370	2,390
Average UNBC stockholder's equity, excluding impact of privatization transaction	$9,843	$9,534	$9,246	$9,266	$8,323	$9,543	$8,027
Return on average UNBC stockholder's equity (3)	4.03%	6.32%	6.75%	4.39%	6.36%	5.67%	8.33%

Return on average UNBC stockholder's equity, excluding impact of privatization transaction (3) (4)	5.21	8.18	8.76	5.97	8.65	7.34	11.11

Noninterest expense	$638	$599	$614	$619	$603	$1,851	$1,796
Less: Foreclosed asset expense	-	1	1	3	4	2	8
Less: (Reversal of) provision for losses on off-balance sheet commitments	(4)	(1)	(2)	2	-	(7)	(31)
Less: Productivity initiative costs	10	2	6	14	33	18	42
Less: Low income housing credit (LIHC) investment amortization expense	15	18	13	23	15	46	47
Less: Expenses of the LIHC consolidated VIEs	10	8	7	6	6	25	18
Less: Merger costs related to acquisitions	6	3	1	-	1	10	24
Less: Net adjustments related to privatization transaction	21	21	22	32	26	64	77
Less: Debt termination fees from balance sheet repositioning	30	-	-	-	-	30	-
Net noninterest expense, excluding impact of privatization transaction (a)	$550	$547	$566	$539	$518	$1,663	$1,611

Total revenue	$843	$834	$855	$791	$791	$2,532	$2,503
Add: Net interest income taxable-equivalent adjustment	3	3	3	2	2	9	7
Less: Productivity initiative gains	-	-	23	-	-	23	-
Less: Accretion related to privatization-related fair value adjustments	12	10	11	15	10	33	47

Less: Gains from securities associated with debt termination fees from balance sheet repositioning	30	-	-	-	-	30	-
Total revenue, excluding impact of privatization transaction (b)	$804	$827	$824	$778	$783	$2,455	$2,463
Adjusted efficiency ratio, excluding impact of privatization transaction (a)/(b) (4) (5)	68.37	66.18	68.76	69.12	66.12	67.77	65.42

Total UNBC stockholder's equity	$12,437	$12,076	$11,821	$11,562	$10,900
Less: Goodwill	2,457	2,457	2,456	2,457	2,447
Less: Intangible assets	298	318	341	360	383
Less: Deferred tax liabilities related to goodwill and intangible assets	(117)	(115)	(123)	(130)	(140)
Tangible common equity (c)	$9,799	$9,416	$9,147	$8,875	$8,210
Tier 1 capital, determined in accordance with regulatory requirements
Tier 1 common equity (d)	$10,207	$10,049	$9,853	$9,641	$8,724
Total assets	$88,185	$87,939	$92,323	$89,676	$84,013
Less: Goodwill	2,457	2,457	2,456	2,457	2,447
Less: Intangible assets	298	318	341	360	383
Less: Deferred tax liabilities related to goodwill and intangible assets	(117)	(115)	(123)	(130)	(140)
Tangible assets (e)	$85,547	$85,279	$89,649	$86,989	$81,323
Risk-weighted assets, determined in accordance with regulatory requirements (f) (7)	$74,156	$72,905	$71,752	$69,738	$66,628
Tangible common equity ratio (c)/(e) (9)	11.46%	11.04%	10.20%	10.20%	10.10%
Tier 1 common capital ratio (d)/(f) (7) (8)	13.76	13.78	13.73	13.82	13.09

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 14

(1)	Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover loan losses through a credit cycle.

(2)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.

(3)	Annualized.

(4)	These ratios exclude the impact of the privatization transaction. Management believes that these ratios, which exclude the push-down accounting effects of the privatization transaction, provide useful supplemental information regarding UnionBanCal's business results. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(5)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income). The adjusted efficiency ratio, a non-GAAP financial measure, is net noninterest expense (noninterest expense excluding privatization-related expenses and fair value amortization/accretion, foreclosed asset expense, (reversal of) provision for losses on off-balance sheet commitments, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated VIEs, merger costs related to acquisitions, certain costs related to productivity initiatives and debt termination fees from balance sheet repositioning) as a percentage of total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding impact of privatization, gains from productivity initiatives related to the sale of certain business units in 2012 and gains from securities associated with debt termination fees from balance sheet repositioning. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(6)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(7)	Estimated as of September 30, 2012.

(8)	The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, if any, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of UnionBanCal's capital structure and is used to assess and compare the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(9)	The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of UnionBanCal's capital structure and is used to assess and compare the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(10)	Criticized loans held for investment, excluding FDIC covered loans reflect loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(11)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments.

(12)	These ratios exclude the impact of the FDIC covered loans, the related allowance for loan losses and FDIC covered OREO, which are covered under loss share agreements between Union Bank, N.A. and the Federal Deposit Insurance Corporation. Such agreements are related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank. Management believes the exclusion of FDIC covered loans and FDIC covered OREO in certain asset quality ratios that include nonperforming loans, nonperforming assets, total loans held for investment and the allowance for loan losses or credit losses in the numerator or denominator provides a better perspective into underlying asset quality trends.

(13)	Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(14)	Includes interest bearing trading liabilities.

(15)	Excludes loans totaling $88 million, $124 million, $144 million, $165 million, and $198 million that are 90 days or more past due and still accruing at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, and September 30, 2011 respectively, which consist of FDIC covered loans accounted for in accordance with the accounting standards for purchased credit impaired loans.

(16)	"Other" includes a $16 million allowance for loan losses transfer attributed to an internal reorganization on October 1, 2011 in which The Bank of Tokyo-Mitsubishi UFJ transferred its trust company, The Bank of Tokyo-Mitsubishi UFJ Trust Company (BTMUT) to UnionBanCal.

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CONTACT:
UnionBanCal Corporation
Thomas Taggart, 415-765-2249
Corporate Communications
Michelle Crandall, 415-765-2780
Investor Relations